EXHIBIT 99

UNION CARBIDE
NEWS RELEASE


CONTACT:     Sean S. Clancy
             (203) 794-6976


              UNION CARBIDE REPORTS STRONG 4th QUARTER EARNINGS


     DANBURY, Conn., Jan. 31 -- Union Carbide Corporation (UCC) today reported fourth quarter 1999 earnings of $0.68 per diluted common share, compared to $0.57 in the third quarter of 1999 and $0.49 for the same period in 1998. Earnings from the third quarter of 1999 and the fourth quarter of 1998 include per share gains from litigation settlements of $0.21 and $0.31, respectively.

     "Our earnings reflected continuing high volumes, improved pricing in Basic Chemicals & Polymers (BC&P) and strengthening performance by our joint ventures, EQUATE and Polimeri Europa. These gains were partially offset by higher raw material costs," said Dr. William H. Joyce, Carbide's Chairman and Chief Executive Officer. "EQUATE's improved performance benefited from its high operating rates and the ability to capitalize on its advantaged feedstock cost position. Partnership income was negatively impacted by losses associated with the corporation's Aspell joint venture and the continued weakness in earnings from UOP."

     Net income available to common stockholders for the quarter totaled $94 million, compared to $77 million in the third quarter and $67 million for the same period a year ago. Sales in the fourth quarter totaled $1.552 billion, compared to $1.498 billion in the prior quarter and $1.289 billion for the same period in 1998.

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2000
P3-01-004

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     UCC's Specialties & Intermediates (S&I) segment reported operating profit of $77 million, compared to $134 million in the third quarter of 1999 and $232 million in the fourth quarter of 1998. Both the third quarter of 1999 and the fourth quarter of 1998 include gains from the settlement of litigation associated with the licensing business. The combination of weak pricing, increased raw material costs and poor partnership results adversely affected segment earnings.

     Carbide's BC&P segment reported an operating profit of $61 million, compared to operating losses of $7 million in the third quarter of 1999 and $45 million in the fourth quarter of 1998. Continued high sales volumes and higher average selling prices were responsible for this quarter's improved performance.

     Carbide's Other segment reported a fourth quarter 1999 loss of $30 million that was primarily the result of environmental expenses of a discontinued business.

     "Looking ahead, earnings in 2000 should be higher than last year. Recent volatility in raw material prices, however, makes first quarter forecasting difficult," said Dr. Joyce. "This is particularly true in BC&P where falling prices in ethylene glycol and polyolefins, combined with increased raw material costs, will create margin pressure. Equity companies should face similar margin pressure resulting in an earnings decline. The S&I segment should benefit from improvements in partnership and licensing income and lower fixed costs. The net effect for the corporation will likely be lower income in the first quarter than in the fourth quarter of 1999."

     For the full year 1999, UCC reported net income available to common stockholders of $311 million, or $2.27 per diluted common share before an after-tax charge of $0.14 per diluted share representing the cumulative effect of a required change in an accounting principle. Prior


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year earnings available to common stockholders were $403 million, or $2.91 per diluted common share. Worldwide sales for 1999 were $5.870 billion, compared to $5.659 billion in 1998.

     Sales volumes for the year reached a record high of 16.8 billion pounds, an increase of 13.9 percent over 1998. The corporation's fixed cost per pound of products sold decreased to $0.102 per pound, down from $0.115 per pound in 1998 and $0.155 per pound in 1991.

     Union Carbide is a worldwide chemicals company with advanced process technologies and large-scale chemical production facilities. The corporation's two business segments are:

  Specialties & Intermediates -- Union Carbide is the leading North American supplier of solvents and intermediates to the paint and coatings industry; the leading licensor of several technologies; and a leading supplier of specialty chemicals, polymers and services used in the personal care products, pharmaceuticals, automotive, wire and cable, oil and gas and industrial lubricants industries.

  Basic Chemicals & Polymers -- Union Carbide is among the largest manufacturers of polyethylene, the world's most widely used plastic, and the technology leader in this industry; and a large manufacturer of polypropylene, one of the world's fastest-growing, large-volume plastics. UCC is also the world's largest producer of ethylene oxide and its derivative ethylene glycol, used for polyester fiber, resin and film, automotive antifreeze and other products.

      Cautionary Statement for Purposes of the "Safe Harbor" Provisions
            Of the Private Securities Litigation Act of 1995

     Those statements in the preceding pages that do not reflect historical information are forward looking statements. Forward looking statements include statements concerning anticipated future events or performance, raw material costs, prices, volume, cost improvements and margins and earnings expectations. Naturally, such forward looking statements are subject to risks and uncertainties. In addition to all specific assumptions cited, important factors that could cause results to differ materially from those discussed in such forward-looking statements include: the supply/demand balance for the corporation's products, customer inventory levels, competitive pricing pressures, feedstock availability and costs, changes in industry production capacities and operating rates, currency exchange rates, interest rates, global economic conditions, disruption in transportation facilities, competitive technology positions, failure by the corporation to achieve technology objectives, achieve cost reduction targets, or complete projects on schedule or within budget, and an inability to obtain new customers or retain existing ones.

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
                   UNION CARBIDE CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                                       Quarter Ended
                                              Dec. 31,    Sept. 30,   Dec. 31,
Millions of Dollars,                            1999        1999        1998
Except Per Share Amounts

NET SALES                                      $1,552      $1,498      $1,289
    Cost of sales, exclusive of
      depreciation and amortization             1,240       1,232       1,010
    Research and development                       40          38          36
    Selling, administrative and
       other expenses (a)                          58          72          70
    Depreciation and amortization                 106         103         101
    Partnership income (loss)                      (9)         18          15
    Other income - net                              9          52          91
INCOME BEFORE INTEREST EXPENSE AND
    PROVISION FOR INCOME TAXES                    108         123         178
    Interest expense                               35          32          30
INCOME BEFORE PROVISION FOR INCOME TAXES           73          91         148
    Provision for income taxes                     18          24          49
INCOME OF CONSOLIDATED COMPANIES AND
    PARTNERSHIPS                                   55          67          99
    Minority interest                               1           2           1
    Income (loss) from corporate
       investments carried at equity               40          12         (31)
NET INCOME                                     $   94      $   77      $   67


Earnings per common share
  Basic -                                      $ 0.70      $ 0.58      $ 0.50
   Based on the indicated number of shares  133,953,770  133,464,524  132,869,126

  Diluted -                                    $ 0.68      $ 0.57      $ 0.49
   Based on the indicated number of shares  137,557,329  136,898,772  135,830,721

(a)  Selling                                   $   24      $   24      $   25
     Administrative                                21          28          23
     Other expenses                                13          20          22
     Total                                     $   58      $   72      $   70

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
                   UNION CARBIDE CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                                               Year Ended
                                                                Dec. 31,
Millions of Dollars, Except Per Share Amounts              1999         1998
NET SALES                                                $5,870       $5,659
   Cost of sales, exclusive of depreciation
      and amortization                                    4,609        4,294
   Research and development                                 154          143
   Selling, administrative and other expenses (a)           257          304
   Depreciation and amortization                            408          389
   Partnership income                                        11           33
   Other income - net                                       102          241
INCOME BEFORE INTEREST EXPENSE AND PROVISION
   FOR INCOME TAXES                                         555          803
   Interest expense                                         133          114
INCOME BEFORE PROVISION FOR INCOME TAXES                    422          689
   Provision for income taxes                               108          217
INCOME OF CONSOLIDATED COMPANIES AND PARTNERSHIPS           314          472
   Minority interest                                          5            3
   Income (loss) from corporate investments
     carried at equity                                        2          (66)
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
    IN ACCOUNTING PRINCIPLE                                 311          403
    Cumulative effect of change in accounting principle     (20)           -
NET INCOME                                               $  291       $  403

Earnings per common share
    Basic - Income before cumulative effect of
                change in accounting principle           $ 2.33       $ 2.98
          - Cumulative effect of change in accounting
                principle                                 (0.15)           -
          - Net income                                   $ 2.18       $ 2.98
    Based on the indicated number of shares              133,342,112  135,028,100

    Diluted - Income before cumulative effect of
                change in accounting principle           $ 2.27       $ 2.91
            - Cumulative effect of change in accounting
                principle                                 (0.14)           -
            -  Net income                                $ 2.13       $ 2.91
    Based on the indicated number of shares              136,658,319  138,409,895


(a)  Selling                                             $   94       $   99
     Administrative                                          90          107
     Other expenses                                          73           98
     Total                                               $  257       $  304

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
                     UNION CARBIDE CORPORATION AND SUBSIDIARIES
                                   SEGMENT DATA



                                                 Quarter Ended
                                       Dec. 31,    Sept. 30,    Dec. 31,
                                         1999        1999         1998

Millions of dollars, Except As Indicated


Specialties and Intermediates

  Segment revenues                      $1,055      $1,057        $964
  Depreciation and amortization             70          67          65
  Partnership income (loss)                (13)         17          15
  Operating profit                          77         134         232
  Income (loss) from corporate
    investments carried at equity           (5)          -          (1)
  Unit variable margin (cents/pound)      21.1        20.1        24.8
  Fixed cost per pound of products
    sold (cents/pound)                    14.4        14.1        15.7
  Capital expenditures                      71          58         106




Basic Chemicals & Polymers

  Segment revenues                      $  597      $  522        $383
  Depreciation and amortization             36          36          36
  Partnership income (loss)                  4           1           -
  Operating profit (loss)                   61          (7)        (45)
  Income (loss) from corporate
    investments carried at equity           45          12         (30)
  Unit variable margin (cents/pound)      11.2         7.1         7.5
  Fixed cost per pound of products
    sold (cents/pound)                     6.7         5.9         7.9
  Capital expenditures                     134         120         105




Other

  Operating loss                        $  (30)     $   (4)       $ (9)

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
                    UNION CARBIDE CORPORATION AND SUBSIDIARIES
                                  SEGMENT DATA


                                               Year Ended Dec. 31,
                                                 1999        1998
Millions of dollars, Except As Indicated

Specialties and Intermediates

  Segment revenues                             $4,182      $4,139
  Depreciation and amortization                   262         247
  Partnership income (loss)                         6          27
  Operating profit                                607         833
  Income (loss) from corporate
    investments carried at equity                  (1)          1
  Unit variable margin (cents/pound)             22.5        24.3
  Fixed cost per pound of products
    sold (cents/pound)                           13.9        14.7
  Capital expenditures                            291         438




Basic Chemicals & Polymers

  Segment revenues                             $1,976      $1,802
  Depreciation and amortization                   146         142
  Partnership income (loss)                         5           6
  Operating profit (loss)                         (21)         20
  Income (loss) from corporate
    investments carried at equity                   3         (67)
  Unit variable margin (cents/pound)              7.2         9.6
  Fixed cost per pound of products
    sold (cents/pound)                            5.8         7.5
  Capital expenditures                            473         344




Other

  Operating loss                               $  (31)     $  (50)

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
                    UNION CARBIDE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET


                                                       Millions of Dollars
                                                           at Dec. 31,
                                                        1999          1998
ASSETS
    Cash and cash equivalents                         $   41        $   49
    Notes and accounts receivable                      1,132           933
    Inventories                                          680           667
    Other current assets                                 297           257
       Current assets                                  2,150         1,906
    Net fixed assets                                   4,521         4,181
    Investments and other assets                       1,286         1,204

       Total Assets                                   $7,957        $7,291


LIABILITIES AND STOCKHOLDERS' EQUITY

    Short-term debt and current portion of
     long-term debt                                   $  782       $  426
    Other current liabilities                          1,007        1,044
       Current liabilities                             1,789        1,470
    Long-term debt                                     1,869        1,796
    Other long-term obligations                        1,682        1,576
    Stockholders' equity                               2,617        2,449

       Total Liabilities and Stockholders' Equity     $7,957       $7,291


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                                               Union Carbide Corporation
                                                      Data Sheet

Union Carbide Corporation                      4Q99    3Q99    4Q98    4Q/3Q    4Q/4Q
  Net Sales                         MM $       1552    1498    1289     3.6%    20.4%
  Customer Volumes                  MM lb      4217    4185    3604     0.8%    17.0%
  Average Selling Prices            % Change                            3.4%     2.8%
  Unit Variable Margin              Cents/lb   16.3    14.1    16.9
  Fixed Costs                       MM $        472     434     435     8.8%     8.5%
S&I Segment
  Segment Revenues                  MM $       1055    1057     964    (0.2)%    9.4%
  Customer Volumes                  MM lb      2223    2244    1948    (0.9)%   14.1%
  Average Selling Prices            % Change                            0.8%    (4.0)%
  Unit Variable Margin              Cents/lb   21.1    20.1    24.8
  *Operating Profit                 MM $         77     134     232
  Increase in Key Raw Mtl. Costs    MM $                                 35       81
BC&P Segment
  Segment Revenues                  MM $        597     522     383    14.4%    55.9%
  Customer Volumes                  MM lb      1994    1941    1656     2.7%    20.4%
  Average Selling Prices            % Change                            9.7%    27.0%
  Unit Variable Margin              Cents/lb   11.2     7.1     7.5
  Operating Profit (loss)           MM $         61      (7)    (45)
  Increase in Key Raw Mtl. Costs    MM $                                 12      118
  Change in Average Selling Prices
      BC&P Chemicals                Cents/lb                            3.4      6.3
      BC&P Resins                   Cents/lb                            2.1      9.6
  Change in Customer Volumes
      BC&P Chemicals                % Change                           (0.7)%    3.7%
      BC&P Resins                   % Change                            1.7%    13.0%
      Hydrocarbon By-products       % Change                           14.9%   111.4%



* S&I Operating Profit for the 3rd Quarter of 1999 includes a gain from a favorable litigation settlement of the licensing business of $38 million and for the 4th Quarter of 1998 includes a gain of $71 million from favorable net litigation settlements related to the licensing business.
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                                               Union Carbide Corporation
                                                      Data Sheet

Union Carbide Corporation                              1999      1998      1999/1998
   Net Sales                               MM $        5870      5659         3.7%
   Customer Volumes                        MM lb      16763     14715        13.9%
   Average Selling Prices                  % Change                          (9.1)%
   Unit Variable Margin                    Cents/lb    15.3      17.7
   Fixed Costs                             MM $        1716      1689         1.6%
   Increase in Key Raw Mtl. Costs          MM $                               264
   Capital Expenditures                    MM $         764       782
S&I Segment
   Segment Revenues                        MM $        4182      4139         1.0%
   Customer Volumes                        MM lb       8946      8101        10.4%
   Average Selling Prices                  % Change                          (8.6)%
   Unit Variable Margin                    Cents/lb    22.5      24.3
   *Operating Profit                       MM $         607       833
   Increase in Key Raw Mtl. Costs          MM $                                43
BC&P Segment
   Segment Revenues                        MM $        1976      1802         9.7%
   Customer Volumes                        MM lb       7817      6614        18.2%
   Average Selling Prices                  % Change    21.6      23.0        (6.1)%
   Unit Variable Margin                    Cents/lb     7.2       9.6
   Operating Profit (Loss)                 MM $        (21)        20
   Increase in Key Raw Mtl. CostS          MM $                               211
   Change in Average Selling Prices
     BC&P Chemicals                        Cents/lb                          (1.3)
     BC&P Resins                           Cents/lb                           0.9
   Change in Customer Volumes
     BC&P Chemicals                        % Change                          13.8%
     BC&P Resins                           % Change                          10.4%
     Hydrocarbon By-products               % Change                          54.3%



* S&I Operating Profit for the year 1999 includes a gain of $50 million from the favorable settlement of litigation of the licensing business, and for the year 1998 includes a gain of $189 million from net favorable litigation settlements related to the licensing business.
  In 1998, S&I Operating Profit includes $53 million of losses associated with the Aspell joint venture.
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